Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Joint Corp., a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 (“Form 10-K/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2025	/s/ Sanjiv Razdan
Sanjiv Razdan President and Chief Executive Officer (Principal Executive Officer)

Dated: August 11, 2025	/s/ Scott Bowman
Scott Bowman Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)